McMoRan Exploration Co.

www.mcmoran.com

www.mpeh.com


DEEP GAS


LNG

OPPORTUNITY
RUNS DEEP

4th Qtr./Year-End 2005 Conference Call

James R. Moffett Richard C. Adkerson

Co-Chairmen of the Board

January 19, 2006

MMR
LISTED
NYSE

Cautionary Statement

This is an oral presentation which is accompanied by slides. Investors are urged to review our SEC filings.

This presentation contains certain forward-looking statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, anticipated and potential production and flow rates; anticipated revenues; potential reversionary interests and the potential payout of those reversionary interests; the economic potential of properties; estimated exploration costs; the potential Main Pass Energy Hub™ Project; the expected near-term funding of the related permitting process; the estimated capital costs for developing the project and settlement of litigation. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. McMoRan cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this press release and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections more frequently than quarterly. Important factors that might cause future results to differ from these projections include: variations in the market prices of oil and natural gas; drilling results; unanticipated fluctuations in flow rates of producing wells; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; general exploration and development risks and hazards; availability of third party downstream facilities; the feasibility of the potential Main Pass Energy Hub™ and the ability to secure commercial contracts and obtain significant project financing and regulatory approvals for such project. Such factors and others are more fully described in more detail in McMoRan's 2004 Annual Report on Form 10-K on file with the Securities and Exchange Commission.

The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain phrases and terms in this presentation, such as "in-house estimates of proved, probable and possible reserves" and "gross unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. Estimates of proved reserves meeting the SEC's requirements are included in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2004.

McMoRan Highlights

- Continued Active Deep Gas Exploration Venture
  - Aggressively Exploit/Acquire High Potential Prospects
  - Target Deep Miocene Objectives in Gulf of Mexico and Gulf Coast Areas
  - Discoveries on 8 of 18 Prospects Evaluated Since Inception
  - Production Established on 4 Discoveries to Date
  - 5 Exploratory Wells in Progress
  - 4 Development Wells in Progress Provide Additional Production Growth
  - Expect to Participate in at Least 12 Exploration Wells During 2006
- Independent Engineers' Estimate of Proved Reserves Totaled 81.7 Bcfe at 12/31/05, Compared With 49.9 Bcfe at 12/31/04
- Permitting for MPEH™ Nearing Completion

2005 Discoveries

- Cane Ridge – LA State Lease 18055
  - Wireline Logs Indicated ~60 Net True Vertical Feet of Resistivity
  - Drilling Below 16,000' to Test Additional Targets; TD 16,500'
- Long Point – LA State Lease 18090
  - Discovery Well Expected to Commence Production in 2Q06
  - No. 2 Development Well Currently Drilling Below 15,600', TD 20,600'
- King Kong – Vermilion Block 16/17
  - 2 Wells Currently Producing
  - Flow Rate Limited by High Volume Condensate
  - No. 3 Development Well Currently in Progress
    - Wireline Logs Indicated 60' Net of Hydrocarbons
    - Drilling Below 15,300' to Test Additional Targets; TD 15,800'
- West Cameron Block 43
  - Initial Production From No. 3 and No. 4 Wells Expected in 2Q06

Cane Ridge Discovery


15S1W
15S1E
2005 DISCOVERY
SL18055 McMoRan #1
60' Net TVT Pay
Drilling
16S1W
ONE MILE
16S1E
CANE RIDGE

MMR Working Interest: 37.5%

MMR Net Revenue Interest: 27.5%

Onshore Vermilion Parish

Gross Acreage: 1,000

Gross Unrisked Potential: 100 Bcfe

Net Unrisked Potential: 30 Bcfe

Proposed Total Depth: 16,500' TVD

Wireline logs indicated multiple sands approximating 60 true vertical feet of resistivity.

LA State Lease 18055

OPPORTUNITY RUNS DEEP

Exploration Activities

- **JB Mountain Deep – South Marsh Island Block 224**
  - Commenced Drilling on July 14, 2005
  - Currently Drilling Below 24,300', TD 24,500'
  - Not Included in JB Mountain/Mound Point Program with El Paso
- **Point Chevreuil – LA State Lease 18350**
  - Commenced Drilling on November 18, 2005;
  - Currently Drilling Below 12,600', TD 17,000'
- **Denali – South Pass Block 26**
  - Commenced Drilling on December 15, 2005
  - Currently Drilling Below 9,800', TD 18,500'
- **Pecos – West Pecan Island**
  - Acquired from Exxon in 4Q05
  - Commenced Drilling on January 5, 2006
  - Currently Drilling Below 4,900', TD 18,800'

NOTE: Drilling depths as of 1/19/06 press release

2006 Exploration Activities

- Expect to Drill at Least 12 Exploration Prospects
- Liberty Canal and Hurricane Deep Expected to Spud in 1Q06
- Continuing Efforts to Identify Prospects on 285,000 Gross Acreage Position
- Actively Pursuing Opportunities to Acquire Additional Farm-in Prospects

Exploration Prospects

Prospect	Water Depth (feet)	WI %	NRI %	Planned True Vertical Depth (feet)	Prospect Pre-drill Unrisked Potential (Bcfe) Gross	Net
South Marsh Island 224[1] *JB Mountain Deep*	10	27.5	19.4	24,500′	900	175
LA State Lease 18055 *Cane Ridge*	Onshore	37.5	27.5	16,500′	100	30
LA State Lease 18350 *Point Chevreuil*	<10	25.0	17.5	17,000′	180	30
South Pass Block 26 *Denali*	22	25.0	19.5	18,500′	300	60
West Pecan Island *Pecos*	10	25.0	18.8	18,800′	300	55
Onshore Vermilion Parish *Liberty Canal*	Onshore	37.5	27.7	16,500′	80	20
South Marsh Island 217 *Hurricane Deep*	12	27.5	19.4	21,500′	450	90
					2,310	460

Aggregate Unrisked Potential from Inventory[2] Totals ~10 Tcfe Gross, ~1.9 Tcfe Net

(1) Eligible for deep gas royalty relief under current MMS guidelines. MMR's NRI would increase during royalty relief period for eligible wells subject to pricing thresholds.

(2) Includes potential from McMoRan's share of McMoRan/El Paso Program, recent discoveries and near-term exploration projects

McMoRan Production

(MMcfe/d)

Substantially all production affected by hurricanes was restored by mid-November 2005.


60
12/31/05
17
50
55
Prior to Hurricane
41
Average
34
Average
45-50
Average
1Q05
2Q05
3Q05
4Q05
1Q06e

Status of Recent Discoveries

- **Production Established on 4 of 8 Recent Discoveries**
  - **Deep Tern (C-1, C-2), Minuteman, Hurricane and King Kong**

- **Development Plans**
  - **King Kong – #3 Development Well in Progress**
  - **Hurricane – #2 Development Well in Progress**
  - **West Cameron 43 – 2 Wells – Production Expected in 2Q06**
  - **Long Point – Completion Under Way; Production Expected in 2Q06; Development Well in Progress**
  - **Blueberry Hill – Delivery of Completion Equipment Expected in 1H06**
  - **Dawson Deep – Production Expected Mid-2006**

E&P Activities



Liberty Canal
JB Mtn/Mound Pt(1)
Gross: 31 Mmcf/d
1,950 Bopd
Shiner
Gross: 16 Mmcf/d
550 Bopd
Net: 7 Mmcfe/d
JB Mtn Deep
Long Point
Dev. Under Way
West Cameron 43
First Production Expected 2Q06
Cane Ridge
Point Chevreuil
PENSACOLA
CHANDELEUR
DESTIN DOME
HOUSTON
Pecos
Blueberry Hill
First Production
Pending 1H06 Test
MAIN PASS
King Kong
Gross: 20 Mmcf/d
900 Bopd
Net: 7 Mmcfe/d
WEST CAMERON
Denali
SOUTH MARSH ISLAND
EAST CAMERON
Hurricane Upthrown
Gross: 17 Mmcf/d
800 Bopd
Net: 4 Mmcfe/d
MP 299
Gross: 3,900 Bopd
Net: 3,250 Bopd
Lombardi
Gross: 5 Mmcf/d
1,000 Bopd
Net: 3 Mmcfe/d
Deep Tern C-1
Gross: 5 Mmcf/d
100 Bopd
Net: 1 Mmcfe/d
SHIP SHOAL
TIMBALIER
MISSISSIPPI CANYON
BRAZOS
MATAGORDA ISLAND
WC 616
Gross: 31 Mmcf/d
Net: 6 Mmcfe/d
Deep Tern C-2
Gross: 7 Mmcf/d
100 Bopd
Net: 4 Mmcfe/d
Raptor
Gross: 20 Mmcf/d
350 Bopd
Net: 8 Mmcfe/d
MUSTANG
LLOYD
Dawson Deep
First Production Expected Mid-2006
CORPUS
McMoRan Exploration Acreage
Drilling
Discovery

2005 Exit Rate

Aggregate Gross Production Rate of 155 MMcfe/d and 10,500 Bbls/d, 220 MMcfe/d

Approximately 60 Mmcfe/d Net to MMR, Including 3,250 Bbls/d for MMR's Share in MP 299

(1) Subject to 100 Bcfe reversion agreement

NOTE: Rates as of 12/31/05

JB Mountain/Mound Point Activities

- **Aggregate Average Production for 3 Wells in 4Q05 – 26 Mmcfe/d**
  - **JB Mountain No. 1, No. 2, and Mound Point No. 1**
  - **Production Restored on November 3, 2005 Following Shut-in From Hurricane Rita**
  - **Averaged 40 MMcfe/d Since Production Was Restored**
- **After 100 Bcfe are Produced to the Program's Interest, McMoRan Would Participate for 50% of Program's Revenues and Costs**
  - **Timing of Reversion Dependent on Well Performance and Future Drilling**
- **Further Exploration and Development Opportunities Exist**
  - **13,000 Acres Remain Under Reversionary Agreement**

Reserve Data

	Bcfe
Ryder Scott Proved Reserves at 12/31/04	49.9
2005 Production	(13.0)
Additions/Revisions*	44.8
Increase to Net Proved Reserves	31.8
Ryder Scott Proved Reserves at 12/31/05*	81.7

Additions and Revisions Equaled 345% of 2005 Production

** No amounts are included from the potential reversionary interest from the JB Mountain and Mound Point discoveries, from the Cane Ridge discovery in 2006, or for other wells currently in progress. Independent reserve engineers' estimates of the present value of future net cash flows before income taxes from the production and sale of McMoRan's estimated proved reserves, determined using a ten percent discount rate and other assumptions required by the Securities and Exchange Commission, was $388 million at December 31, 2005.*

Main Pass Energy Hub™



LNG Offloading, Vaporization, Gas Conditioning and Power Generation
LNG Surface Storage
Accommodations, Shop & Warehouse
Compression and Gas Storage Systems
Planned Gas Storage Caverns
Main Pass Energy Hub™
Design Concept

Completed Conceptual Design and Preliminary Engineering

Existing Platforms



August 2000 Sulphur Mining Configuration



January 2006 Remaining Platforms

MPEH™ Advantages

- **Location**
  - **18 Miles Offshore in 210 Feet of Water Near Existing Shipping Lanes**
  - **5.5 Day Trip Time From Trinidad/Caribbean Basin**
  - **Broad Access to Liquid U.S. Gas Markets**
- **Utilization of Existing Platforms**
  - **Uses Standard LNG Regasification Equipment**
- **Significant Storage Capacity**
  - **On-site Salt Dome Access -- Initial Capacity of 28 Bcf**

MPEH™ is the Only LNG Terminal Project That Combines Regas and On-site Salt Cavern Storage with Connections to Premium U.S. Natural Gas Markets

MPEH™ LNG Terminal

- Standard Regas and Gas Processing Facilities Would be Placed on Existing Platforms
- Capacity for 1 Bcf of Regasified LNG Per Day; 2.5 Bcf Peaking Deliverability with Storage
- Soft Berth Design and Water Depth Allow for Offloading All Types of LNG Vessels
  - Standard 125,000M^3 Could be Offloaded in 12 Hours
- Capital Cost Estimated at $440 Million*
- Additional Investments in Storage and Pipeline Connections Provide Opportunities to Create Additional Values
  - Potential Pipeline and Storage Investments Approximate $450 Million**
    - Economics of Potential Additional Investments

** Excludes cavern storage and pipelines; permit case of 1.6 Bcf/d regasification capacity would increase terminal capital by approximately $100 million.*

*** Permit case; pipelines could be owned/financed by a third party*

Highly Attractive Commercial Potential

- **MPEH™ LNG Project Provides Attractive Business Opportunities**
  - **Eastern Gulf of Mexico Location – Excellent Market Access**
  - **Significant Cavern Storage – Opportunity to Become Reliable Supplier and Earn Attractive Marketing Margins**
- **Positive Outlook for U.S. Natural Gas Markets and Increased Volatility is Favorable for MPEH™ LNG Project**
- **Permit Would Enable Development of Valuable Commercial Options**
- **Commercial Arrangements to be Structured to Realize Highest Value Potential of Project**
- **Potential to Use Project to Acquire Upstream Ownership Positions**

McMoRan

MPEH™ Distribution


Mississippi
Alabama
3.0 Bcfd Takeaway Capacity to 8 Pipeline Connections with Broad & Liquid Market Access
Transco
Florida Gas
Gulf South
Gulfstream
Texas Eastern
Louisiana
Southern Natural
2.0 Bcfd
0.5 Bcfd
Main Pass Energy Hub™
Tennessee
Columbia Gulf
0.5 Bcfd

MPEH™ Project Status Report

- **Permit**
  - Nearing Completion
  - Draft EIS Published – No Significant Adverse Effects
  - Coast Guard Recently Provided Targeted Schedule for Completion of Permitting Process
    - Final EIS Expected in February 2006
    - Public Hearings Expected Late February 2006
  - Under the Deepwater Port Act, a Record of Decision is Expected Within 90 Days of the Final Public Meeting
    - Timeline Should Result in Decision by End of May 2006

- **Commercial Discussions**
  - Active Discussions With LNG Producers in Atlantic Basin
  - Potential Opportunities for Participation in Upstream Activities

Cash & Capital Expenditure Summary

- **$131 Million in Unrestricted Cash[(1)] at December 31, 2005**
- **2005 EBITDAX[(2)]: $85 Million ($22 Million in 4Q05)**
- **2005 Capital Expenditures: $161 Million**
- **2006 Estimated Capital Expenditures: $175 Million**
  - **$100 Million Exploration**
  - **$75 Million Identified Development**
  - **Capital Spending Driven by Opportunities**

(1) Excludes restricted cash, primarily associated with convertible notes, totaling $26.6 million

(2) Earnings before interest, taxes, depreciation, exploration expense, MPEH™ startup costs and non-recurring charges including litigation settlement and $3 million for items in discontinued operations.

Summary

- Significant Exposure to High Potential Exploration Prospects
  - Highly Qualified Team
  - Positive Results to Date
  - Significant Acreage Position
- Expanding Opportunities Through Partnership Arrangements
- Additional Upside From Proposed Major New LNG Project at MPEH™

Reference Slides

with

Prospect Maps

OCS 310/La. State Lease 340 Area



PRODUCING
ONLINE 4Q03
MOUND POINT
El Paso #1(114) Mound Point Producing
El Paso #2 Mound Point TA
McMoRan #4 Mound Point East Prop. Loc A
McMoRan #4 Mound Point West Prop. Loc B
McMoRan #2 Mound Point Positive Test
McMoRan #4 Mound Point West Prop. Loc
2004 DISCOVERY
PRODUCING
ONLINE 1Q05
HURRICANE
McMoRan #223 Producing
McMoRan Hurricane Deep SMI 217 Prop. Loc
El Paso #220 Non commercial
PRODUCING
ONLINE 2Q03
JB MOUNTAIN
POTENTIAL 2005
DISCOVERY
BLUEBERRY HILL
JB MOUNTAIN DEEP
SMI 217 McMoRan #225 Drilling
El Paso #218 Discovery Producing
El Paso #219 Producing
El Paso #221 TA
McMoRan #4 Blueberry Hill Awaiting Completion Equipment
SMI 224 McMoRan #224 Drilling
B
B'
ONE MILE

JB Mountain/Blueberry Hill Cross Section



Hurricane
JB Mountain
JB Mountain Deep
Blueberry Hill
B
NW
B'
SE
McMoRan SMI 217 #225 Drilling
McMoRan SMI 217 #223 Producing
McMoRan Hurricane Deep SMI 217 Prop. Loc
El Paso SMI 217 SMI #220
El Paso SMI 223 #218 #219 Producing
McMoRan SMI 224 #224 Drilling
McMoRan SL340 #1 Awaiting Test
0
5000
10000
15000
20000
25000
Tiger Shoal Field Shallow Production 3.3 TCFG
ROB-L
OPERC
GYRO
ROB-L
OPERC
GYRO
01/06

OPPORTUNITY RUNS DEEP

JB Mountain Deep Exploration Prospect




217
216
215
214
JB MOUNTAIN
TEXACO
TEXACO
TEXACO
TEXACO
222
223
224
225
El Paso #218
Discovery
Producing
JB MOUNTAIN
DEEP
SMI 224
McMoRan #224
Drilling
El Paso #219
Producing
TEXACO
TEXACO
TEXACO
TEXACO
230
El Paso #221
TA
ONE MILE
229
228
227
TEXACO
TEXACO
TEXACO
TEXACO

South Marsh Island Block 224

MMR Working Interest: 27.5%

MMR Net Revenue Interest: 19.4%

Water Depth: 10 Feet

Gross Acreage: 5,200

Gross Unrisked Potential: 900 Bcfe

Net Unrisked Potential: 175 Bcfe

Proposed Total Depth: 24,500' TVD

Point Chevreuil Exploration Prospect




17S9E
17S10E
SL 18350 Palace #1
Drilling
ONE MILE
POINT CHEVREUIL

MMR Working Interest: 25.0%

MMR Net Revenue Interest: 17.5%

Water Depth: <10'

Gross Acreage: 1,700

Gross Unrisked Potential: 180 Bcfe

Net Unrisked Potential: 30 Bcfe

Proposed Total Depth: 17,000' TVD

LA State Lease 18350

McMoRan

Denali Exploration Prospect




BURRWOOD
0.5 TCFE
McMoRan #1
Drilling
ONE MILE
DENALI
EAST BAY
5.2 TCFE

South Pass Block 26

MMR Working Interest: 25.0%

MMR Net Revenue Interest: 19.5%

Water Depth: 20'

Gross Acreage: 14,800

Gross Unrisked Potential: 300 Bcfe

Net Unrisked Potential: 60 Bcfe

Proposed Total Depth: 18,500' TVD

Pecos Exploration Prospect



EXXON FEE #1
Drilling
PLATTE
PECOS
WEST PECAN ISLAND
ONE MILE

West Pecan Island

MMR Working Interest: 25.0%

MMR Net Revenue Interest: 18.8%

Water Depth: 10'

Gross Acreage: 3,500

Gross Unrisked Potential: 300 Bcfe

Net Unrisked Potential: 55 Bcfe

Proposed Total Depth: 18,800' TVD

Liberty Canal Exploration Prospect



13S1E
McMoRan Prop. Loc.
ONE MILE
14S1E
LIBERTY CANAL

MMR Working Interest: 37.5%

MMR Net Revenue Interest: 27.7%

Gross Acreage: 1,400

Gross Unrisked Potential: 80 Bcfe

Net Unrisked Potential: 20 Bcfe

Proposed Total Depth: 16,000' TVD

Onshore Vermilion Parish

Hurricane Deep Exploration Prospect



- MMR Working Interest: 27.5%
- MMR Net Revenue Interest: 19.4%
- Water Depth: 12'
- Gross Acreage: 7,700
- Gross Unrisked Potential: 450 Bcfe
- Net Unrisked Potential: 90 Bcfe
- Proposed Total Depth: 21,500' TVD



211
212
213
TEXACO
TEXACO
TEXACO
TEXACO
218
SMI 217
McMoRan #225
Drilling
217
216
McMoRan
Hurricane Deep
SMI 217
Prop. Loc
El Paso #220
Non commercial
TEXACO
TEXACO
TEXACO
221
222
223
McMoRan #223
Producing
2004 DISCOVERY
ONE MILE
HURRICANE
TEXACO
TEXACO
TEXACO

South Marsh Island 217

Long Point Discovery



MMR Working Interest: 37.5%

MMR Net Revenue Interest: 26.8%

Onshore in Inland Waters

Gross Acreage: 5,000

Gross Unrisked Potential: 250 Bcfe

Net Unrisked Potential: 65 Bcfe

Total Depth No. 2 Well: 20,600' TVD

Flow Test Indicated Gross Rate of 41 Mmcfe/d and 860 Bbls/d

#2 Development Well Currently in Progress


2005 DISCOVERY
SL18090 McMoRan #1
Completing
150' gross feet of pay
Tested 46 mmcfgepd
SL18090 McMoRan #2
Drilling
15S1W
15S2W
McMoRan
Prop. Loc.
ONE MILE
LONG POINT

LA State Lease 18090

King Kong Development


VR16 McMoRan #1
Producing
VR16 McMoRan #2
Producing
VR16 McMoRan #3
60' Net Pay
Drilling
ONE MILE
2005 DISCOVERY
KING KONG

Vermilion Blocks 16/17

MMR Working Interest: 40%

MMR Net Revenue Interest: 29.2%

Water Depth: 12'

Gross Acreage: 2,500

Gross Unrisked Potential: 200 Bcfe

Net Unrisked Potential: 60 Bcfe

Total Depth No. 1 Well: 18,918'

Total Depth No. 2 Well: 13,680'

Proposed TVD No. 3 Well: 15,800'

- Two Wells Commenced Production in December 2005
- Development Well (No. 3) in Progress
  - LWD and Wireline Logs Indicated Multiple Miocene Sands ~60' of Net Hydrocarbon Bearing Sands

West Cameron 43 Discovery




21
22
23
WC 43 Helis #4
Completing
DUKE ENERGY
NEWFIELD
44
43
42
McMoRan
ONE MILE
WC 43 Helis #3
Waiting on Infrastructure
UNOCAL
WM G HELIS
CHEVRON
57
58
59
WEST CAMERON 43
UNOCAL
DOMINION
EL PASO

	#3	#4
MMR Working Interest:	23.4%	41.7%
MMR NRI:	18.0%	32.3%

Water Depth: 30 Feet

Gross Acreage: 2,500

Gross Unrisked Potential: 200 Bcfe

Net Unrisked Potential: 35 Bcfe

Total Depth:	18,800'	18,500'

West Cameron Block 43